UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 12, 2014

Express, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34742	26-2828128
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Express Drive, Columbus, Ohio	43230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 474-4001

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Section 3 — Securities and Trading Markets

Item 3.03 Material Modifications to Rights of Security Holders.

On June 12, 2014, the Board of Directors of Express, Inc., a Delaware corporation (the “Company”), declared a dividend payable on June 23, 2014 of one right (a “Right”) for each outstanding share of common stock, par value $0.01 per share (“Common Stock”), of the Company held of record at the close of business on June 23, 2014 (the “Record Time”), or issued thereafter and prior to the Separation Time (as hereinafter defined) and thereafter pursuant to options and convertible securities outstanding at the Separation Time. The Rights will be issued pursuant to a Stockholder Protection Rights Agreement, dated as of June 12, 2014 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”). Each Right entitles its registered holder to purchase from the Company, after the Separation Time, one one-hundredth of a share of Participating Preferred Stock, par value $0.01 per share (“Participating Preferred Stock”), for $70.00 (the “Exercise Price”), subject to adjustment.

The Rights will be evidenced by the Common Stock certificates (or if a certificate has not been issued, the registration of the Common Stock on the stock transfer books of the Company) until the next business day following the earlier of (either, the “Separation Time”) (i) the tenth business day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person (as defined in the Rights Agreement) commences a tender or exchange offer which, if consummated, would result in such Person’s becoming an Acquiring Person, as defined below, and (ii) the date of the first event causing a Flip-in Date (as defined below) to occur; provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time; and provided further that if a tender or exchange offer referred to in clause (i) is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed never to have been made. A Flip-in Date will occur on any Stock Acquisition Date (as defined below) or such later date and time as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred. A Stock Acquisition Date means the earlier of (a) the first date on which the Company announces that a Person has become an Acquiring Person, which announcement makes express reference to such status as an Acquiring Person or (b) the date on which any Acquiring Person becomes the Beneficial Owner (as defined in the Rights Agreement) of more than 40% of the outstanding shares of Common Stock. An Acquiring Person is any Person

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having Beneficial Ownership (as defined in the Rights Agreement) of 10% or more of the outstanding shares of Common Stock, which term shall not include (i) the Company, any subsidiary of the Company or any employee stock ownership or other employee benefit plan of the Company or a subsidiary of the Company, (ii) any person who is the Beneficial Owner of 10% or more of the outstanding Common Stock at the time of the first public announcement of the adoption of the Rights Agreement or who shall become the Beneficial Owner of 10% or more of the outstanding Common Stock solely as a result of an acquisition of Common Stock by the Company, until such time as such Person acquires additional Common Stock, other than through a dividend, stock split or reclassification, aggregating 0.1% or more of the outstanding Common Stock, or any Person who becomes the Beneficial Owner of 10% or more of the outstanding Common Stock solely as a result of the occurrence of a Flip-in Date which has not resulted from the acquisition of Beneficial Ownership of Common Stock by such Person, (iii) any Person who becomes the Beneficial Owner of 10% or more of the outstanding Common Stock without any plan or intent to seek or affect control of the Company if such Person promptly divests sufficient securities such that such 10% or greater Beneficial Ownership ceases or (iv) any Person who Beneficially Owns shares of Common Stock consisting solely of (A) shares acquired pursuant to the grant or exercise of an option granted by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-in Date, (B) shares Beneficially Owned by such Person and its Affiliates and Associates at the time of such grant and (C) shares, amounting to less than 1% of the outstanding Common Stock, acquired by Affiliates and Associates of such Person after the time of such grant. The Rights Agreement provides that, until the Separation Time, the Rights will be transferred with and only with the Common Stock. Common Stock certificates issued after the Record Time but prior to the Separation Time (or the registration of Common Stock in the Company’s stock transfer books with respect to uncertificated shares) shall evidence one Right for each share of Common Stock represented thereby and such Certificates (or confirmation of registration with respect to uncertificated shares) shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend, certificates evidencing shares of Common Stock outstanding at the Record Time (or registration) shall also evidence one Right for each share of Common Stock evidenced thereby. Promptly following the Separation Time, separate certificates evidencing the Rights (“Rights Certificates”) will be delivered to holders of record of Common Stock at the Separation Time.

The Rights will not be exercisable until the Separation Time. The Rights will expire on the earliest of (i) the Exchange Time (as defined below), (ii) the close of business on June 12, 2015, unless the Rights Agreement is ratified by a majority vote of the stockholders, in which event such date shall be June 12, 2017, (iii) the date on which the Rights are redeemed as described below and (iv) immediately prior to the effective time of a consolidation, merger or statutory share exchange that does not constitute a Flip-over Transaction or Event, as defined below.

The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock

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dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.

In the event that prior to the Expiration Time a Flip-in Date occurs, the Company shall take such action as shall be necessary to ensure and provide that each Right (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of Common Stock of the Company having an aggregate Market Price (as defined in the Rights Agreement), on the Stock Acquisition Date that gave rise to the Flip-in Date, equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price. In addition, the Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, elect to exchange all (but not less than all) the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Separation Time (the “Exchange Ratio”). Immediately upon such action by the Board of Directors (the “Exchange Time”), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio.

Whenever the Company shall become obligated, as described in the preceding paragraph, to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Participating Preferred Stock, at a ratio of one one-hundredth of a share of Participating Preferred Stock for each share of Common Stock so issuable.

In the event that prior to the Expiration Time the Company enters into an agreement with respect to, consummates or permits to occur a transaction or series of transactions after a Flip-in Date such in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a statutory share exchange with any other Person if, immediately prior to the consolidation, merger or share exchange or at the time the Company enters into an agreement with respect to such consolidation, merger or statutory share exchange, the Acquiring Person controls the Board of Directors of the Company or is the Beneficial Owner of 50% or more of the outstanding shares of Common Stock and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such merger, consolidation or statutory share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of Common Stock or (B) the Person with whom such transaction or series of transactions occurs is the Acquiring Person or its Associate or Affiliate or, (ii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its subsidiaries (taken as a

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whole) to any other Person (other than the Company or one or more of its wholly owned subsidiaries) or to two or more such Persons which are affiliated or otherwise acting in concert, if, at the time the Company (or any such subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring Person controls the Board of Directors of the Company (a “Flip-over Transaction or Event”), the Company shall not enter into, consummate or permit to occur such Flip-over Transaction or Event unless and until it shall have entered into a supplemental agreement with the Person engaging in such Flip-over Transaction or Event or the parent corporation thereof (the “Flip-over Entity”), for the benefit of the holders of the Rights, providing, that upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of common stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement. For purposes of the foregoing description, the term “Acquiring Person” shall include any Acquiring Person and its Affiliates and Associates counted together as a single Person.

The Board of Directors of the Company may, at its option, at any time prior to the Flip-in Date, redeem all (but not less than all) the then outstanding Rights at a price of $0.01 per Right) (the “Redemption Price”), as provided in the Rights Agreement. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash for each Right so held.

The holders of Rights will, solely by reason of their ownership of Rights, have no rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends.

The Rights will not prevent a takeover of the Company. However, the Rights may cause substantial dilution to a person or group that acquires 10% or more of the Common Stock unless the Rights are first redeemed by the Board of Directors of the Company. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of the Company and its stockholders because the Rights can be redeemed on or prior to the Flip-in Date, before the consummation of such transaction.

As of May 31, 2014 there were 90,333,637 shares of Common Stock issued (of which 84,246,417 shares were outstanding and 6,087,220 shares were held in treasury) and 8,081,314 shares reserved for issuance pursuant to employee benefit plans. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have Rights attached.

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The Rights Agreement (which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Certificate of Designation and Terms of the Participating Preferred Stock) is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and such exhibits thereto.

Section 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2014, Express, Inc. held its Annual Meeting of Stockholders. Set forth below are the voting results for each of the matters submitted to a vote of the stockholders.

		Votes For	Votes Against	Abstentions	Broker Non-Votes
1.	Election of Class I Directors:
	Michael G. Archbold	73,580,338	509,257	24,772	2,498,043
	Peter S. Swinburn	73,368,982	720,713	24,672	2,498,043

		Votes For	Votes Against	Abstentions	Broker Non-Votes
2.	Advisory Vote to Approve Executive Compensation (Say-on-Pay):	70,625,097	3,478,025	11,245	2,498,043

		Votes For	Votes Against	Abstentions
3.	Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2014:	76,575,951	23,429	13,030

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1 Rights Agreement, which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Certificate of Designation and Terms of the Participating Preferred Stock.

99.1 Press release, dated June 12, 2014, issued by the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS, INC.

By	/s/ Lacey J. Bundy
Name:	Lacey J. Bundy
Title:	Senior Vice President, General Counsel & Secretary

Date: June 13, 2014

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Stockholder Protection Rights Agreement, dated as of June 12, 2014 (the “Rights Agreement”), between Express, Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent, including as Exhibit A the Forms of Rights Certificate and of Election to Exercise and as Exhibit B the Form of Certificate of Designation and Terms of the Participating Preferred Stock of the Company.

99.1	Press release, dated June 12, 2014, issued by the Company.

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